EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Report”) of Oglethorpe Power Corporation (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Annalisa M. Bloodworth, the President and Chief Executive Officer of the Registrant hereby certify, to the best of my knowledge, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                                The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Annalisa M. Bloodworth
Annalisa M. Bloodworth
President and Chief Executive Officer

March 31, 2025
Date